SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. _______)

Filed by the registrant [X]
Filed by a party other than the registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]  Confidential, for use of the Commission
[X] Definitive Proxy Statement          Only (as permitted by Rule 14a 6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant toss.240.14a-11(c) orss.240.14a-12

                              Reserve Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                              Reserve Bancorp, Inc.




December 26, 2003


Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Reserve Bancorp, Inc. (the "Company"), we cordially invite you to attend our Annual Meeting of Stockholders (the "Meeting") to be held at the offices of Mt. Troy Bank, 2000 Mt. Troy Road, Pittsburgh, Pennsylvania, on January 27, 2004, at 11:00 a.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. Your vote is very important.

                                                  Sincerely,


                                                  /s/Richard A. Sinewe
                                                  ------------------------------
                                                  Richard A. Sinewe
                                                  President

--------------------------------------------------------------------------------
                              RESERVE BANCORP, INC.
                               2000 MT. TROY ROAD
                         PITTSBURGH, PENNSYLVANIA 15212
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 27, 2004
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Reserve Bancorp, Inc. (the "Company") will be held at the offices of Mt. Troy Bank, 2000 Mt. Troy Road, Pittsburgh, Pennsylvania, on January 27, 2004, at 11:00 a.m. The Meeting is for the purpose of considering and acting upon the following matters:

         1.       The election of one director of Reserve Bancorp, Inc.; and

         2. The ratification of the appointment of Parente Randolph, LLC as the Company's independent auditor for the fiscal year ending September 30, 2004.

         The transaction of such other business as may properly come before the Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on December 12, 2003, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Robert B. Shust
                                              ----------------------------------
                                              Robert B. Shust
                                              Secretary
Pittsburgh, Pennsylvania
December 26, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              RESERVE BANCORP, INC.
                               2000 MT. TROY ROAD
                         PITTSBURGH, PENNSYLVANIA 15212
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 27, 2004

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Reserve Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the offices of Mt. Troy Bank, 2000 Mt. Troy Road, Pittsburgh, Pennsylvania, on January 27, 2004, at 11:00 a.m. (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 26, 2003. The Company is the parent company of Mt. Troy Bank (the "Bank"). The Company was formed as a corporation chartered under the laws of Pennsylvania at the direction of the Bank to acquire all of the outstanding stock of the Bank issued in connection with the completion of the Bank's mutual-to-stock conversion on April 5, 2002.

         At the Meeting, stockholders will consider and vote upon (i) the election of one director of the Company and (ii) the ratification of the appointment of Parente Randolph, LLC as the Company's independent auditor for the fiscal year ending September 30, 2004.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted as specified thereon. If no specification is made, signed proxies will be voted "FOR" the nominee for director as set forth herein and "FOR" the ratification of Parente Randolph, LLC as the Company's independent auditor for the fiscal year ending September 30, 2004. The proxy confers discretionary authority on the persons named thereon to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on December 12, 2003 (the "Record Date"), are entitled to one vote for each share of common stock then held. As of the Record Date, the Company had 711,950 shares of common stock issued and outstanding.

         The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding common stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of common stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any common stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, broker non-votes (i.e., shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter) will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal I), the proxy provided by the Board of Directors allows a stockholder to vote for the election of the nominee proposed by the Board of Directors, or to withhold authority to vote for the nominee being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

         Concerning all other matters that may properly come before the Meeting, including the ratification of the independent auditors (Proposal II), by checking the appropriate box, a shareholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (i) broker non-votes or
(ii) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the outstanding shares of common stock are required to file reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the common stock and the ownership of all executive officers and Directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of common stock at the Record Date.

                                                                              Percent of Shares
                                                       Amount and Nature of     of Common Stock
Name and Address of Beneficial Owner                   Beneficial Ownership     Outstanding
------------------------------------                   --------------------     -----------
Mt. Troy Bank Employee Stock Ownership Plan Trust
(the "ESOP")                                                59,000(1)              8.3%
2000 Mt. Troy Road
Pittsburgh, Pennsylvania 15212

-------------------
(1) These shares are held in a suspense account and are allocated among participants annually on the basis of compensation as the ESOP debt is repaid. As of the Record Date, 5,900 shares have been allocated to ESOP participants and 53,100 shares remain unallocated.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of the common stock, to file reports of ownership and changes in ownership of the common stock with the Securities and Exchange Commission and to provide copies of those reports to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its common stock. To the best of the Company's knowledge, all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2003 fiscal year.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation require that the Board of Directors be divided into four classes, as nearly equal in number as possible, each class to serve for a four-year period, with approximately one- fourth of the directors elected each year. The Board of Directors currently consists of five members. One director will be elected at the Meeting to serve for a four-year term and until his successor has been elected and qualified.

         Timothy Schneider has been nominated by the Board of Directors for election to a four-year term to expire in 2008. He was elected by stockholders at the 2003 annual meeting to a term expiring in 2007. He has been nominated again this year in order to fill the board seat left vacant by the death of former director Louis J. Slais. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of Mr. Schneider. If Mr. Schneider is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why Mr. Schneider might be unavailable to serve.

         The following table sets forth the names, ages, terms of, length of board service and the number and percentage of shares of common stock beneficially owned by the nominee and for each other director of the Company who will continue to serve as a director after the Meeting. Beneficial ownership of executive officers and directors of the Company, as a group, is also set forth under this caption.

                                                                                                Shares of
                                           Age at           Year First       Current          Common Stock      Percent
                                        September 30,       Elected or       Term to          Beneficially        of
Name                                        2003           Appointed(1)       Expire            Owned(2)         Class
----                                        ----           ------------       ------            --------         -----
                                         BOARD NOMINEE FOR TERM TO EXPIRE IN 2008
Timothy Schneider                            44                2002            2007              3,782(3)(4)       *

                                              DIRECTORS CONTINUING IN OFFICE
Richard A. Sinewe                            63                1996            2005             19,710(3)         2.8%
Brian S. Allen                               38                2003            2005                500             *
David P. Butler                              65                1975            2006             17,512(3)         2.5%
Robert B. Shust                              65                1992            2007             16,282(3)(4)      2.3%

                                  EXECUTIVE OFFICERS OF THE COMPANY WHO ARE NOT DIRECTORS
Robert B. Kastan                             43                 n/a            n/a               9,182(3)         1.3%

Directors and executive officers                                --              --             125,968(5)        17.4%
as group (6 persons)

------------
*    Less than 1%.
(1) Refers to the year the individual first became a director of the Bank. All directors of the Bank in December 2001 became directors of the Company at that time.
(2) Beneficial ownership as of the Record Date. Includes shares of common stock held directly as well as by spouses or minor children, in trust, and other indirect ownership.
(3)  Includes 2,525 shares subject to exercisable options.
(4) Excludes 59,000 shares of common stock held under the ESOP over which such individual, as an ESOP Trustee, exercises voting power.
(5) Includes 12,625 shares subject to exercisable options. Includes 59,000 shares held by the ESOP. The Board of Directors has appointed Directors Shust and Schneider to serve as the ESOP Trustees and as members of the ESOP Plan Committee. The ESOP Plan Committee directs the vote of all unallocated shares and shares allocated to participants if timely voting directions are not received for such shares.

Biographical Information

         Directors and Executive Officers of the Company. Set forth below is the business experience for the past five years of each of the directors and executive officers of the Company.

         Brian S. Allen has been a director since 2003. Mr. Allen is a chartered financial analyst and is a vice president and fixed income portfolio manager with the investment firm of C.S. McKee. Mr. Allen was appointed to the Board of Directors in October 2003 to fill the board seat left vacant by the death of former director Fred Maitz, Jr. in October 2002.

         David P. Butler has been a director since 1975 and has served as chairman since 1994. He was a senior engineer with Westinghouse Electric Corp. until his retirement in 1997.

         Timothy Schneider has been a director since 2002. He is a certified public accountant and a partner with the accounting firm of Henry Rossi & Co.

         Robert B. Shust has been a director since 1992 and serves as secretary and vice chairman. He is an attorney with the law firm of Tener, Van Kirk, Wolf & Moore in Pittsburgh, Pennsylvania.

         Richard A. Sinewe has been president of the Bank since 1994 and president of the Company since its inception. He has served as a director since 1996. Mr. Sinewe has been employed by the Bank since 1989.

         Robert B. Kastan has been the treasurer/controller of the Bank since 1997 and has held the same office for the Company since its inception. He has been employed by the Bank since 1995.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the board and through activities of its committees. During the year ended September 30, 2003, the Board of Directors of the Bank held twenty-four meetings, including regular and special meetings, and the Board of Directors of the Company held thirteen meetings, including regular and special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and the committees on which he served during the year ended September 30, 2003.

         Nominating Committee. The entire Board of Directors serves as a Nominating Committee to select persons to be nominated to serve as directors of the Company and met one time in such capacity during the year ended September 30, 2003. The Nominating Committee is not required to consider nominees recommended by stockholders of the Company.

         Compensation/Benefits. The Compensation/Benefits Committee is responsible for performing the normal functions of a compensation committee. This committee consists of Directors Butler, Shust and Schneider and met two times during the year ended September 30, 2003.

         Audit Committee. The Audit Committee consists of Directors Schneider and Butler. The Board of directors has determined that all members of the Audit Committee are independent under the rules of the Nasdaq stock market. The Board of Directors has adopted a written Audit Committee Charter, which was previously attached as Appendix A to the Company's 2003 annual meeting proxy statement. The Audit Committee is a standing committee and reports to the Board of Directors. Its primary function is to assist the board in fulfilling its responsibility to stockholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Audit Committee met three times during the year ended September 30, 2003.

         Report of the Audit Committee. For the fiscal year ended September 30, 2003, the Audit Committee: (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Parente Randolph, LLC, all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from Parente Randolph, LLC disclosures regarding Parente Randolph, LLC's independence as required by Independence Standards Board Standard No. 1 and discussed with Parente Randolph, LLC its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003.

         Audit Committee:
                  Timothy Schneider
                  David P. Butler

         Audit Fees. The aggregate fees billed by Parente Randolph, LLC for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal years ended September 30, 2003 and 2002 were $38,900 and $31,293, respectively.

         Audit Related Fees. The aggregate fees billed by Parente Randolph, LLC for assurance and related services related to the audit of the annual financial statements and to the review of the quarterly financial statements for the years ended September 30, 2003 and 2002 were $0 and $0, respectively.

         Tax Fees. The aggregate fees billed by Parente Randolph, LLC for professional services rendered for tax compliance, tax advice and tax planning for the years ended September 30, 2003 and 2002 were $3,750 and $3,600, respectively. Such tax-related services consisted in both years of tax return preparation and consultation.

         All Other Fees. The aggregate fees billed by Parente Randolph, LLC for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" totaled $0 and $32,041, respectively, for the years ended September 30, 2003 and 2002, and consisted of accounting fees related to the initial public offering.

Certain Relationships and Related Transactions

         No directors, officers or their immediate family members were engaged in transactions with the Bank or any subsidiary involving more than $60,000 (other than through a loan with the Bank) during the years ended September 30, 2003 and 2002.

         The Bank, like many financial institutions, has followed the policy of offering residential mortgage loans for the financing of personal residences and consumer loans to its officers, directors and employees. Loans are made in the ordinary course of business and are also made on substantially the same terms and conditions, other than a 1% discount on the interest rate paid while the person remains an employee, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Compensation of Directors

         Board Fees. For the first three months of the year ended September 30, 2003, each director was paid a monthly fee of $800. The monthly fee was increased to $850 effective January 1, 2003. For the year ended September 30, 2003, the Chairman and Secretary received additional annual fees of $2,000 and $1,500, respectively. Directors do not receive compensation for attending committee meetings. The total fees paid to the directors for the year ended September 30, 2003 were approximately $39,400, not including director bonus payments of $8,600 in the aggregate. Directors who also serve as employees of the Bank do not receive compensation as board members.

         Director Retirement Program ("DRP"). The Bank has a DRP which provides retirement benefits to the Bank's directors based upon the number of years of service to the Board and after they attain the age of 65. Upon retirement, a director would receive a monthly payment for five years or until death. In the event there is a change in control, all directors would be entitled to receive benefits as though retirement occurred on the day prior to the change of control date.

         Stock Awards. Each non-employee director has been awarded 7,575 options to purchase shares of common stock at an exercise price of $17.00 per share under the Reserve Bancorp, Inc. 2003 Stock Option Plan. Stockholders of the Company approved the stock option plan at the annual meeting of stockholders held April 8, 2003. These awards vest at the rate of one-third on April 8, 2003, the date of the award, and one-third annually thereafter. Each non-employee director has been awarded 3,030 shares of restricted stock under the Mt. Troy Bank 2003 Restricted Stock Plan. Stockholders of the Company approved the restricted stock plan at the annual meeting of stockholders held April 8, 2003. These awards vest at the rate of one-fourth on April 8, 2003, the date of the award, and one-fourth annually thereafter.

Executive Compensation

         The Company has no full time employees and relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers of the Company is paid by the Bank. The following table sets forth the cash and non-cash compensation awarded to or earned by the President of the Bank and the Company.

                                            Annual Compensation             Long Term Compensation
                                   ------------------------------------     ----------------------
                                                                           Restricted       Securities
Name and                 Fiscal                           Other Annual       Stock          Underlying          All Other
Principal Position        Year      Salary     Bonus     Compensation(1)    Award(2)        Options(3)       Compensation(4)
------------------        ----      ------     -----     ---------------    --------        ----------       ---------------
Richard A. Sinewe,        2003     $88,000     $4,000         $2,025         $51,510          7,575              $29,924
President                 2002      85,000      3,600          1,800            -               -                 24,219
                          2001      80,000      3,300          1,800            -               -                  6,677

--------------------
(1)  Consists of payment in lieu of health care benefit.
(2) Represents the award of 3,030 shares of common stock under the restricted stock plan, based upon the last reported sales price for the common stock of $17.00 as reported on the OTC Electronic Bulletin Board on April 8, 2003, the date of the award. This award vests at the rate of 25% per year, beginning on the date of the grant. Dividend rights associated with the restricted stock are accrued and held in arrears to be paid at the time the shares vest. As of September 30, 2003, Mr. Sinewe held 2,273 unvested restricted shares with a value of $38,300 based on the last reported sales price as of September 30, 2003 of $16.85 per share.
(3) On April 8, 2003, Mr. Sinewe was awarded 7,575 options at the exercise price of $17.00.
(4) For 2003, includes the Bank's contribution under 401(k) Plan of $2,678 and 1,617 shares of common stock allocated under the ESOP with a market value based on the last reported sales price as of September 30, 2003 of $16.85 per share.

         Stock Awards. The following tables set forth information concerning options granted to Mr. Sinewe during the fiscal year ended September 30, 2003 and held by him as of September 30, 2003.

                                        Option Grants in Last Fiscal Year
                    ---------------------------------------------------------------------
                                                Individual Grants
                    ---------------------------------------------------------------------
                                         Percent of Total
                         Number of        Options Granted   Exercise Price     Expiration
Name                Options Granted(1)    in Fiscal Year      ($/Share)(1)        Date
----                ------------------    --------------      ------------        ----
Richard A. Sinewe          7,575                20%             $17.00           4/8/13

------------
(1)  Mr. Sinewe was awarded 7,575 options at the exercise price of $17.00.


                                   Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
                           ---------------------------------------------------------------------------------------------------------
                                                                                                                  Value of
                                                                         Number of Options                  In-the-Money Options
                           Shares Acquired         Value               at Fiscal Year-End(#)                at Fiscal Year-End($)
Name                       on Exercise (#)      Realized($)          Exercisable/Unexercisable          Exercisable/Unexercisable(1)
----                       ---------------      -----------          -------------------------          ----------------------------
Richard A. Sinewe                 -                 $ --                   2,525 / 5,050                          $ 0 / $ 0

---------------
(1) Based upon the difference between the option exercise price of $17.00 and the last reported sales price of the common stock of $16.85 per share as of September 30, 2003.

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         The Board of Directors of the Company has appointed Parente Randolph, LLC as the Company's independent auditor for the fiscal year ending September 30, 2004, subject to ratification by the Company's stockholders. Parente Randolph, LLC was the Company's independent auditor for the fiscal year ended September 30, 2003. Stokes & Hinds, LLC was the Company's independent auditor for the fiscal year ended September 30, 2002, and such firm was acquired by Parente Randolph, LLC during the Company's 2003 fiscal year. A representative of Parente Randolph, LLC is expected to be present at the Meeting, will have the opportunity to make a statement if he so desires, and is expected to be available to respond to appropriate questions.

         Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Parente Randolph, LLC as the Company's auditors for the 2004 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for the annual meeting of stockholders for the fiscal year ending September 30, 2004, all stockholder proposals must be received at the Company's executive office at 2000 Mt. Troy Road, Pittsburgh, Pennsylvania 15212 by August 28, 2004. Stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered for inclusion in the Company's proxy materials.

         Under the Company's bylaws, stockholder proposals that are not included in the Company's proxy statement for the fiscal year ending September 30, 2004, will only be considered at the annual meeting to be held in 2005 if the stockholder submits notice of the proposal to the Company at the above address by November 28, 2004. Stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at the 2005 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters should properly come before the Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A copy of the Company's annual report on Form 10-KSB for the fiscal year ended September 30, 2003 will be furnished without charge to stockholders as of the Record Date upon written request to the Secretary, Reserve Bancorp, Inc., 2000 Mt. Troy Road, Pittsburgh, Pennsylvania 15212.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Robert B. Shust
                                              ----------------------------------
                                              Robert B. Shust
                                              Secretary

--------------------------------------------------------------------------------
                              RESERVE BANCORP, INC.
                               2000 MT. TROY ROAD
                         PITTSBURGH, PENNSYLVANIA 15212
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 27, 2004
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Reserve Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of Mt. Troy Bank, 2000 Mt. Troy Road, Pittsburgh, Pennsylvania, on January 27, 2004, at 11:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                     FOR     WITHHELD
                                                     ---     --------
1.  The election as director of the nominee
    listed with terms to expire in 2008
    (except as marked to the contrary below):        |_|       |_|

    Timothy Schneider



                                                     FOR     AGAINST     ABSTAIN
                                                     ---     -------     -------
2.  The  ratification of the appointment
    of Parente  Randolph,  LLC as the Company's
    independent auditor for the fiscal year
    ending September 30, 2004.                       |_|       |_|         |_|




          The Board of  Directors  recommends  a vote  "FOR"  the  above  listed
nominee and proposal.                                   ---


--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEE LISTED AND THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 26, 2003, and the 2003 Annual Report to Stockholders.


                                              [_]  Check Box if You Plan
Dated:                                             to Attend the Annual Meeting.
       ---------------------


-------------------------------------         ----------------------------------
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER


-------------------------------------         ----------------------------------
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------